T. Rowe Price Mid-Cap Growth Fund

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2021, as supplemented

Effective December 1, 2021, the T. Rowe Price Mid-Cap Growth Fund, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price Institutional Mid-Cap Equity Growth Fund (Funds), each of which was closed to new investors on May 28, 2010, will resume accepting new accounts and purchases from most investors.

Accordingly, effective December 1, 2021, the first two sentences under “Purchase and Sale of Fund Shares” in each Fund’s summary prospectus and Section 1 of each Fund’s prospectus are deleted in their entirety. In addition, in Section 2 of each Fund’s prospectus, the sub-section entitled “Closed to New Investors” is deleted in its entirety.

Financial intermediaries and other institutional clients should contact T. Rowe Price or their relationship manager to determine eligibility to open new accounts and purchase shares of each Fund.

The date of this supplement is October 27, 2021.

G31-041 10/27/21